SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2000



                               ION NETWORKS, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                            (State of Incorporation)


               000-13117                               22-2413505
               ---------                               ----------
        (Commission File No.)               (IRS Employer Identification No.)


        1551 South Washington Avenue, Piscataway New Jersey     08854
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        (Address of Principal Executive Offices)              (Zip Code)



                                  800-722-8986
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events
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                  On June 28, 2000, the Company issued a press release  relating to its anticipated 1st quarter revenue results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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            (a)    Financial statements of business acquired:

                            Not applicable.

            (b)    Pro forma financial information:

                            Not applicable.

            (c)    Exhibits:

                   99.1:   Ion Networks, Inc. Press Release dated June 28, 2000.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ION NETWORKS, INC.


Dated: June 29, 2000                            By:/s/ Stephen  B. Gray
                                                  ------------------------------
                                                   Chief Executive Officer

                                              EXHIBIT INDEX

Exhibit
Number            Description
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99.1              Ion Networks, Inc. Press Release dated June 28, 2000.